Exhibit 10(10)

                          PROMUS HOTEL CORPORATION
                          ------------------------

                        SAVINGS AND RETIREMENT PLAN
                        ---------------------------

                              TRUST AGREEMENT
                              ---------------


     THIS TRUST AGREEMENT made and entered into at Memphis, Tennessee, as of May 26, 1995, by and between Promus Hotel Corporation, a corporation duly organized and existing under the laws of the State of Delaware having its principal place of business in Memphis, Tennessee, and Robert S. Davis,

Donald H. Dempsey, Patricia R. Ferguson, Jeffery M. Jarvis, Kelly R.

Jenkins, Frederick G. Schultz and Mark C. Wells, Memphis, Tennessee, acting in their fiduciary capacities as co-trustees (hereinafter referred to as the "Trustees");

                                  RECITALS
                                  --------

     A.   DEFINITIONS.  Wherever used herein, the following terms shall
          -----------

(unless the context clearly requires otherwise) have the following meanings:

     1.   "Corporation" shall mean Promus Hotel Corporation.

     2.   "Employer" shall mean any company which has adopted or hereafter adopts the Plan (as hereafter defined), including, but not limited to, the

Corporation and those affiliates of the Corporation participating in the

Plan.

     3.   "ERISA" shall mean the Employment Retirement Income Security Act of 1974, as amended from time to time.

     4.   "Fund" shall mean the trust assets held by the Trustees pursuant to the terms of this Agreement and the Plan.

     5.   "Plan" shall mean the Promus Hotel Corporation Savings and

Retirement Plan as amended from time to time.

     6.   "Trust" shall mean the trust established by this Agreement.

     B.   BACKGROUND
          ----------

     1.   The Corporation adopted and established the Plan.  The Plan will commence on the effective date of the spin-off of the Corporation from The

Promus Companies Incorporated scheduled for June 30, 1995.  Said Plan provides for contributions by the Corporation to be held in trust, invested and paid out by the Trustees to Participants and their Beneficiaries or representatives for the accomplishment of the purposes of the Plan.  The

Corporation desires to provide a trust pursuant to the Plan which is intended to qualify under Sections 401 and 501 of the Internal Revenue

Code, and regulations issued thereunder, as a tax-exempt trust, and to comply with the requirements of ERISA.

     NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Corporation and the Trustees agree as follows:

                                 SECTION I

                               Trust and Fund
                               --------------

     1.1  The Trust created by this agreement shall hereafter be known as the "Promus Hotel Corporation Savings and Retirement Trust" or "Trust" and

shall continue without interruption to be part of the Plan, which Plan is intended to continue to be qualified under Section 401(a) of the Internal

Revenue Code.

     1.2  The definitions set forth in Section 2 and elsewhere in the Plan are incorporated herein by reference, and terms not otherwise defined herein shall have the same meanings given them in said Plan.

     1.3  This Trust Agreement, as hereafter modified or amended, shall constitute the Trust Agreement referred to in paragraph 2.51 of the Plan.

                                 SECTION 2

                                    Plan
                                    ----

     2.1  The Corporation shall deliver to the Trustees a copy of the Plan and each amendment thereto for convenience of reference, but the rights,

powers, titles, duties, discretion and immunities of the Trustees shall be governed solely by this Trust Agreement.

                                 SECTION 3

                               Administration
                               --------------

     3.1  A majority of the Trustees then serving shall constitute a quorum for the transaction of business, provided prior notice of the meeting has been given to all Trustees then serving.  All actions taken by the Trustees shall be by vote of a majority of those present at a meeting of the

Trustees at which a quorum is present, or without a meeting by a written instrument signed by all Trustees then serving.

     3.2  The Trustees shall administer their duties under the Plan and with respect to the Fund in accordance with the provisions of the Plan and this Agreement, except to the extent their responsibilities have been properly delegated


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


pursuant to the provisions of the Plan and this Agreement and except to the extent the Corporation and its delegees have been given administrative responsibilities under the Plan.  No Trustee shall participate in making or implementing any decision of the Trustees with respect to the personal pecuniary interest of such Trustee or the interests of such Trustee's beneficiaries.

     3.3  The Trustees shall have complete authority to determine the existence of rights and interests in the Fund of all persons having or claiming any rights under the Plan.

                                 SECTION 4

                               Contributions
                               -------------

     4.1  The Trustees shall be accountable for all contributions received by them but shall have no duty to require any contributions to be made to them, or to determine that the amounts received comply with the Plan, or to determine that the fund is adequate to provide the benefits payable pursuant to the Plan.  The Trustees shall be responsible for the maintenance of records which will clearly reflect each payment received from each employer.

                                 SECTION 5

                           Payments from the Fund
                           ----------------------

     5.1  Benefit payments to Participants and Beneficiaries under the Plan shall be made from the Fund by the Trustees in such manner, at such times and in such amounts as shall be provided by the Plan.  The Trustees shall have no responsibility to see to the application of payments so made.


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


     5.2  The Trustees shall be reimbursed for any expenses incurred by them that are reasonably necessary and incident to the administration of the Plan and the Trust.  The Trustees shall be paid such reasonable compensation for their services as shall be agreed upon from time to time by the Corporation and the Trustees.  To the extent the Employer does not pay such expenses and compensation, they shall be paid from the Fund.  The

Employer or the Corporation may advance or temporarily pay such expenses and compensation which the Fund will repay upon request of the Employer or

Corporation.

     5.3  The Trustees are authorized, but not required, to withhold from distribution to any payee such sums as may reasonably be necessary to cover federal and state taxes which are, or may be, assessed with regard to the amount distributable to such payee and for which the Trustees or the Fund may be liable.  Upon discharge or settlement of such tax liability, the

Trustees shall pay or cause to be paid any remaining balance of the sums so withheld to such payee or to his estate.  Prior to making any payment or distribution hereunder, the Trustees may require such releases or other documents from any lawful taxing authority, and may require such indemnity from any payee or distributee, as the Trustees shall reasonably deem necessary for their protection or for the protection of the Fund.

     5.4  Subject to the proviso at the end of this Section 5.4, no one other than Participants and their Beneficiaries shall have any interest in the Fund and the following restrictions shall apply to distributions:  (a)

Distributions payable from the Fund shall not be subject in any manner to anticipation, alienation, sale,


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


transfer, assignment, pledge, encumbrance, charge, garnishment, execution,

or levy of any kind, either voluntary or involuntary, including liability for alimony or other payments for property settlement or support of a spouse or former spouse or any other relative of the Employee prior to actually being received by the person entitled to the benefit under the terms of the Plan, excluding transfer by death or mental incompetency.  (b)

Any attempt to anticipate, alienate, sell, transfer, assign, pledge,

encumber, charge or otherwise dispose of any right to benefits payable under the Plan shall be void.  (c)  The Fund shall not be in any manner liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.  (d)  None of the

Plan benefits or Trust assets shall be considered an asset of the Employee in event of his divorce, insolvency or bankruptcy.  PROVIDED, HOWEVER, the restrictions of this Section 5.4 shall have no application to (1)

distributions under a qualified domestic relations order that meets the requirements of ERISA Section 206(d) (which may be a lump sum distribution of vested amounts irrespective of the age of the Employee or the alternate payee), (2) circumstances in which an Employee has obtained a loan from the plan secured by his vested account balance in which case the Employee's vested balance shall be subject to offset and attachment by the Trust and the Plan upon default in the loan, or (3) to the extent permitted by applicable law, Federal tax liens or levies pursuant to Federal law.

     5.5  The fees payable by the Employer for actuarial, legal, accounting or other necessary and proper services relating to the administration of the Plan and Trust (including fees for the Trustees) shall be paid by the

Employer if the Employer elects to pay them.  If the Employer does not elect to pay such fees and expenses (or advances them temporarily) or if they are not so paid, they shall be payable or reimbursed by the Trustees out of the Fund, and until paid shall constitute a first and prior charge and lien against the Fund.  The Trustees may also on their own volition employ, for purposes of managing or administering the Fund, accountants,

attorneys, actuaries, consultants, advisers, and any other persons, firms,

or corporations as the Trustees may designate and may pay from the Fund the reasonable fees, expenses, and compensation of such parties.  The Trustees may also contract or make reasonable arrangements with the Corporation, an

Employer or other parties in interest for office space, or legal,

accounting or other services necessary for the establishment or operation of the Trust, if no more than reasonable compensation is paid therefor.

                                 SECTION 6

                           Management of the Fund
                           ----------------------

     6.1  The Trustees may employ an Investment Manager or Managers to manage the Fund or any part thereof or to advise the Trustees.  "Investment

Manager" shall mean a person who is registered as an investment adviser under the Investment Advisers Act of 1940, a bank as defined in such Act,

or an insurance
company which is qualified to manage the assets of employee benefit plans under the laws of more than one state, or any other entity or person permitted by applicable law to be an Investment Manager for the Fund.  No person shall be employed as Investment Manager unless he has first acknowledged in writing that he is a fiduciary with respect to the Plan,

and unless the extent of his authority and responsibility with respect to the management of the Fund has been identified by written agreement with the Trustees.  Such authority and responsibility may extend to the making,

acquisition, retention, sale or other disposition of Fund investments to the same extent that the Trustees are authorized and empowered so to do under the terms of this Agreement.  If an Investment Manager is employed pursuant to this Section, the Trustees shall not have any discretionary authority or responsibility with respect to Fund investments to the extent that such authority and responsibility has been given to the Investment

Manager, but rather shall act upon and pursuant to the direction of the

Investment Manager.  The Trustees may change Investment Managers at any time, as the Trustees deem appropriate, and the Trustees may choose to manage the Fund, or any part of the Fund, without employing an Investment

Manager.  The Trustees may also appoint an investment adviser.

     6.2  The Trustees, whether acting pursuant to the direction or advice of a duly appointed Investment Manager or investment adviser, or upon their own


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


discretion with respect to Fund investments not subject to such direction,

shall, except as otherwise restricted by law and the provisions hereof and the Plan, be authorized and empowered:

     (a)  to invest the assets of the Trust in such securities and properties as they may determine;

     (b)  to invest assets of the Trust in any corporate master notes maintained by any of the Trustees or an Investment Manager;

     (c)  to keep such portion of the fund in cash or cash balances as they deem to be in the best interest of the trust;

     (d)  to sell, exchange, convey, transfer or otherwise dispose of any property held by them, by private contract or at public auction;

     (e)  with respect to any stock or other securities owned by them:

          (1)  to exercise or refrain from exercising any voting rights associated therewith;

          (2)  to give general or special proxies or powers of attorney with or without power of substitution;

          (3)  to exercise any conversion privileges, subscription rights or other options and to make any payments incidental

               thereto;

          (4)  to consent to or respond to or otherwise participate in corporate reorganizations, recapitalizations, tender offers,

               mergers or consolidations, and to delegate discretionary

               powers and to pay any assessments or charges in connection therewith;


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


          (5)  to deposit such stock or other securities in any voting trust or protective committee or like committee or trustee or with the depositories designated thereby;

     (f)  to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     (g)  to register any investment of the Fund in their own name or in the name of a nominee or nominees and to hold any investment in bearer form, provided that the books and records of the Trustees shall at all times show that all such investments are part of the

          Fund;

     (h)  to employ suitable agents, accountants, advisers, consultants,

          and counsel, and to pay their reasonable expenses and

          compensation;

     (i)  to borrow money from time to time for the purposes of the Trust on such terms and conditions as may be deemed to be advisable,

          and for any sum so borrowed to issue their promissory note as

          Trustees and to secure the repayment thereof by pledging all or any part of the Fund; and

     (j)  to exercise all of the powers of an owner with respect to any stock or other securities or property.

The Trustees shall not be restricted with respect to the forms of property which may be held or acquired by the Trustees, other than by the restrictions set forth
herein or in the Plan or by applicable law.  Subject to the limitations contained in Section 407 of ERISA and other limitations expressed herein and in the Plan, the Trustees may invest assets of the Trust in any common or preferred stock, securities or other obligations of the Employer.

Without limiting the generality of any other provision hereof, it is expressly provided that the Trust assets may be invested in a pooled fund maintained by any of the Trustees or any Investment Manager.

     6.3  Cash received under any of the provisions hereof may be deposited by the Trustees in accounts with such banking institutions as may be selected by the Trustees, including a banking division of any Trustee,

under such provisions with respect to interest as may be permitted by law.

For the purposes of this Section 6.3, the word "accounts" shall be construed to mean not only demand deposit accounts, but also savings accounts and time deposit accounts without regard to whether the amount on deposit is evidenced by a statement, passbook or certificate.

     6.4  The Trustees shall comply with ERISA and with any funding policy established in writing by the Employer, but the Trustees shall be solely responsible for the selection and retention or disposal of the investments to comply with such funding policy.

                                 SECTION 7

                             Powers of Trustees
                             ------------------

     7.1  Subject only to the provisions of Section 5 and 6 of this

Agreement, the Trustees are further authorized and empowered;

     (a)  to hold, manage, improve, repair and control all real and personal property at any time forming part of the Fund; to sell,

          convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time in such manner, for such consideration and upon such terms and conditions as the Trustees shall determine;

     (b)  to employ such agents, accountants, advisers, consultants, and counsel as may be reasonably necessary in managing and protecting the Fund and to pay them reasonable compensation; to settle,

          compromise or abandon all claims, questions or demands in favor of or against the Fund; to charge any premium on bonds purchased above par value to the principal of the Fund and to charge fees and expenses of investments against the principal of the Fund without amortization, regardless of any law relating thereto;

     (c)  to exercise all the powers set out in Section 35-618 of the

          Tennessee Code Annotated, the provisions thereof being hereby adopted by reference specifically and as fully and in the same manner as if they


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


          were set out herein verbatim, and to exercise all the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the State of

          Tennessee as amended from time to time, it being intended that,

          except as herein otherwise provided, the powers herein conferred upon the Trustee shall not be construed as in limitation of any authority conferred by law, but shall be construed as in addition thereto;

     (d)  to vote upon any stocks, bonds or other securities, except that the Trustees shall not vote stock to which any Participant is entitled to direct the vote under Plan Section 6.4(d) except pursuant to confidential written instructions from such

          Participants; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to consent to or

          otherwise participate in corporation reorganizations or other changes affecting corporate securities and to delegate

          discretionary powers to pay any assessments or charges in

          connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust Funds.  The Trustee shall maintain the strict confidentiality of any instructions received from

          Participants pursuant to Plan Section 6.4(d); and

     (e)  in addition to the powers enumerated herein, to do all other acts which, in their judgment, are necessary or desirable for the proper administration of the Fund.

     7.2  The Trustees shall be fully protected in taking any action in reliance upon a certified copy of a resolution of the Board of Directors of the Employer or any other committee or body authorized to act on behalf of the Corporation regarding the Plan which the Trustees in good faith believe to be genuine, if this instrument provides that such action is within the scope of the authority of such Board, committee or other body.

     7.3  The Trustees may consult with legal counsel, who may be counsel for the Employer or the Corporation, regarding any of their duties or obligations hereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.

     7.4  The Trustees shall incur no personal liability for any act done or omitted to be done in good faith in the administration of the Trust other than as may otherwise be required by law.  To the maximum extent allowed by law and to the extent otherwise not indemnified, the Corporation shall indemnify each Trustee (and former Trustee) against any and all claims, losses, damages, expenses, including counsel fees, incurred by any such person on account of such person's action, or failure to act, in connection with the Plan, including, in the case of amounts paid in settlement, only such amounts as are paid with the Corporation's approval.

     7.5  If at any time the Fund shall consist in whole or in part of assets located in a jurisdiction in which the Trustees are not authorized to act, the Trustees may appoint a corporation in such jurisdiction as ancillary trustee and may confer upon such ancillary trustee power to act solely with reference to such assets, and such ancillary trustee shall remit all net income from or proceeds from the sale of such assets to the

Trustees.  The Trustees may pay such ancillary trustee reasonable compensation and may absolve it from any requirement that it make accounting to any court or furnish bond or other security.

     7.6  The Trustees shall not be required to receive any order or consent of any court as a prerequisite to taking any action hereunder, or to file any court return or report or make accounting to any court.

     7.7  Subject to applicable provisions of the Plan regarding treatment of contributions conditioned upon initial Internal Revenue Service qualification of the Plan, the Trustees and the Employer shall discharge their respective duties under the Plan solely in the interest of

Participants and their Beneficiaries and for the exclusive purpose of providing Plan benefits and defraying the reasonable expenses of administering the Plan and Trust.

     7.8  In discharging their duties, the Trustees shall:

     (a)  act with care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in similar circumstances in the conduct of an enterprise of like character and with like aims;

     (b)  to the extent the Trustees have the discretionary authority and responsibility for Trust investments, diversify investments so as to minimize the risk of large losses, unless under the

          circumstances it is clearly prudent not to do so; and

     (c)  act in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA.

     7.9  The Trustees shall not cause the Plan to engage in any transaction if they know or should know that such transaction constitutes,

directly or indirectly, a prohibited transaction under ERISA.

     7.10 The Trustees shall not:

     (a)  deal with the assets of the Trust in their own interest or for their own account;

     (b)  in their individual capacity or in any other capacity, act in any transaction involving the Plan or in behalf of a party, where there interests of the Trustees or such party are adverse to the interest of the Plan, the Participants or Beneficiaries; or

     (c)  receive any consideration for their own account from any party dealing with the Plan in connection with a transaction involving the Plan, the Trust or the Fund; provided, however, that nothing
                                           --------  -------

          in this section shall be construed to preclude the Trustees from receiving reasonable
          compensation for services rendered or reimbursement of expenses properly and actually incurred in the performance of their duties under the Plan and Trust.

     7.11 Except as authorized by regulations issued by the Secretary of

Labor, the Trustee shall not maintain the indicia of ownership of any assets of the Fund outside the jurisdiction of the District Courts of the

United States.

     7.12 Nothing in this Section shall be construed to preclude a transaction which is otherwise prohibited hereunder or under ERISA, if the

Trustees, or any other interested party or parties, have first secured from the Secretary of Labor an exemption with respect to such transaction.

     7.13 The Trustees or the Corporation may purchase insurance to insure themselves, the Fund, or other fiduciaries against liability or losses occurring by reason of an act or omission of any fiduciary, provided that such insurance if purchased by the Plan shall permit recourse by the insurer against the fiduciary in the case of a breach of fiduciary duty.

                                 SECTION 8

                          Accounts of the Trustees
                          ------------------------

     8.1  The Trustees shall maintain accurate and detailed records and accounts of all transactions hereunder, which shall be available at all reasonable times for inspection or audit by any person or persons designated by the Employer.


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


     8.2  The Trustees, at the direction of the Employer, shall submit to the auditors of the Employer and to the Enrolled Actuary for the Plan such valuations, reports or other information as such persons may reasonably require.

     8.3  The accounting year of the Trust shall be the calendar year.

Within ninety days after the close of each accounting year and at such other times as may be required by law, the Trustees shall file or caused to be filed with the Employer a written accounting setting forth all transactions effected by them subsequent to the end of the period covered by their latest previous accounting, and listing the assets of the Fund at the close of the period covered by such accounting.

     8.4  Upon the earlier of the receipt by the Trustees of the Employer's written approval of any such accounting or the expiration of ninety days after delivery of any such accounting to the Employer, such accounting, as originally stated or as theretofore adjusted pursuant to agreement between the Employer and the Trustees, shall be deemed to be approved by the

Employer except as to matters, if any covered by written objections theretofore delivered to the Trustees by the Employer which the Trustees have not explained or adjusted in a manner satisfactory to the Employer.

The Trustees shall be released and discharged as to all items, matters and things set forth in such accounting which are not covered by such written objections as if such accounting had been settled and allowed by a decree of a court having jurisdiction regarding such accounting and the Trustees,

the Employer and all persons having or claiming to have any interest in the

Fund.


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


The Trustees, nevertheless, shall have the right to have its accounts settled by judicial proceedings if they so elect, in which event the

Corporation and the Trustees shall be the only necessary parties to such proceeding.

                                 SECTION 9

              Resignation, Removal and Succession of Trustees
              -----------------------------------------------

     9.1  At any time, the Board of Directors of the Corporation or other committee or body authorized to act for the Corporation regarding the Plan,

by duly adopted resolution, may remove any of the Trustees and appoint additional or successor Trustees.  Any such removal shall become effective when a copy of said resolution certified by an officer of the Corporation

(and, if no other trustee is then serving, an acceptance of the trust signed by the successor Trustee so appointed) is delivered to the Trustee to be removed.  Appointments of additional or successor Trustees shall otherwise become effective when the newly-appointed Trustee accepts such appointment in writing or upon the Trustee's attendance at a Trustees'

meeting.

     9.2  Any Trustee may resign by delivering to the Corporation a written resignation and such resignation shall become effective on the date of such resignation.  If the resigning Trustee is the only Trustee then serving,

such resignation shall not be effective until the Corporation appoints a successor Trustee by resolution of its Board of Directors or its Executive

Committee and delivers to the resigning Trustee copies of said resolution certified by any officer of the


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


Corporation and an acceptance of the Trust signed by the successor Trustee so appointed.  If any Trustee terminates employment with any Employer, such person shall be deemed to have resigned as Trustee on the effective date of his termination unless he or she advises the other Trustees in writing that he or she does not wish to resign.

     9.3  All of the provisions set forth herein with respect to the

Trustees shall relate to each additional or successor Trustee with the same force and effect as if such additional or successor Trustee had been named herein as a Trustee.

     9.4  If the removed or resigning Trustee is the only Trustee then serving, he shall transfer and deliver the Fund to such successor Trustee appointed to replace him.  No successor Trustee shall be liable for the acts or omissions of any prior Trustee or be obliged to examine the accounts, records or acts of any prior Trustee or Trustees.

     9.5  In the event that any corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all its assets and business to another corporation, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereupon become and be a Trustee under this Agreement with the same effect as though originally so named.


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


                                 SECTION 10

                                Termination
                                -----------

     10.1 The Trust created by this Agreement is intended to be permanent unless otherwise prohibited by law, and in such event, it shall last only so long as one day short of the maximum time permitted by the statutes and laws of the State of Tennessee.  The Trust may, however, be terminated at any time by any Employer insofar as it relates to such Employer, in accordance with and as provided in the Plan pursuant to resolution or decision of the Board of Directors or other governing authority of such terminating Employer, by giving notice in writing to the Trustees, which notice shall recite the date upon which the termination shall be effective.

After receipt of such notice the Trustees shall continue to hold, invest,

administer, liquidate, and distribute the assets of the Fund attributable to such terminating Employer pursuant to the provisions of this Trust

Agreement.  The Trust shall terminate as to an Employer only when no assets of the Trust attributable to the terminating Employer remain in the possession of the Trustee.

     10.2 In no event shall any assets be returned to the Corporation or any Employer except:

     (a)  contributions made in error by reason of a mistake in fact,

          provided that any such refund is made within one year of the date such contribution was made;


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


     (b)  contributions made conditioned upon the contribution being allowed as a deduction for federal income tax purposes and such deduction is disallowed, provided the disallowed portion is returned within one year of the date of disallowance;

     (c)  contributions made conditioned upon the qualification of the Plan and such qualification is denied, provided such contribution is returned within one year of the date of denial; or

     (d)  upon termination of the Plan or complete discontinuance of contributions thereto, any unallocated Company contributions or forfeiture being held in suspense because of the limitation of

          Section 415 of the Code.

                                 SECTION 11

                                 Amendments
                                 ----------

     11.1 The Corporation shall have the right at any time to amend this

Trust Agreement, in whole or in part, without the Consent of the Trustees or any employer except that the Corporation may not:

     (a)  amend this Trust Agreement (with or without such consent) at any time prior to the satisfaction of all liabilities under the Plan with respect to Employees of the Employer and their

          beneficiaries, to permit any part of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of

          Employees of the Employer or their beneficiaries; or


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


     (b)  amend this Trust Agreement to increase the duties or liabilities of the Trustees without their written consent.

     11.2 Each amendment to this Trust Agreement shall be effective upon delivery of a copy of such amendment to the Trustees by the Corporation.

     11.3 Upon delivery to any Employer of an amendment hereto duly authorized and adopted by the Corporation, the Trust shall be thereby amended as to such Employer.

                                 SECTION 12

                      Governing Law and Legal Actions
                      -------------------------------

     12.1 The Trust and Fund shall have a situs in, and this instrument and the Trust shall be construed, enforced and administered according to the laws of, the State of Tennessee.

     12.2 All provisions of this Trust Agreement shall be fully severable,

and if any provision hereof is held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this

Trust Agreement, and the Trust Agreement shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

     12.3 The Corporation shall have the authority to enforce this Trust

Agreement on behalf of any and all persons having or claiming any interest in the Fund.  In any action or proceeding affecting the Fund or the administration thereof, or for instructions to the Trustees, the

Corporation and the Trustees shall be the only necessary parties, and no Employees or former Employees of the

Employer, their beneficiaries, or any other person having or claiming to have an interest in the Fund, shall be entitled to any notice or process in connection with such action or proceedings.  Any judgment that may be entered in such action or proceeding shall be binding on all persons having or claiming to have any interest in the Fund.

                                 SECTION 13

                      Adoption by Other Organizations
                      -------------------------------

     13.1 Any corporation or other organization, now in existence or hereafter formed or acquired, which is not already as of the date hereof an

Employer under this Plan and Trust and that is affiliated with the

Corporation may, with the approval of the Corporation's Chief Executive

Officer, adopt the Trust hereby created and the plan of which it is a part,

for all or any classification of persons in its employment and thereby,

from and after the specified effective date, become an "Employer" as defined in the Plan.  Such adoption shall be effectuated by and evidenced by resolution or decision by the adopting organization and by approval of the Corporation's Chief Executive Officer.  The adoption resolution or decision may contain such specific changes and variations in the Plan and

Trust terms and provisions as may be acceptable to the Corporation and the

Trustees.  The adoption resolution or decision shall become, as to such adopting organization and its Employees, a part of this Trust and related

Plan, as then or thereafter amended.  It shall not be necessary for the adopting organization to sign or execute the original or then amended Plan and Trust documents or any other instrument.

The effective date of the Plan and Trust for any such adopting organization shall be that stated in the resolution or decision of adoption, and from and after such effective date such adopting organization shall assume all the obligations of an individual employer entity hereunder and under the

Plan.  The administrative powers and control of the Corporation provided in the Plan and this Trust Agreement, including the sole right of amendment and of appointment and removal of the Trustees and their successors, shall not be diminished by reason of the participation of any such adopting organization in the Plan and Trust.  Any participating employer may withdraw from the Plan and Trust at any time without affecting other

Employers not so withdrawing, by complying with the withdrawal provisions of the Plan and this Trust Agreement.  The Corporation may, in its absolute discretion, terminate an adopting Employer's participation at any time when in its judgment such adopting employer fails or refuses to discharge its obligations under the Plan.

     13.2 The merger or consolidation with, or transfer of assets and liabilities from or to, any other qualified plan shall be permitted only if the Corporation approves such transaction and if the benefit each participant, former participant, or beneficiary of the Plan and the other plan would receive, if either the Plan or the other plan terminated immediately after such merger, consolidation or transfer, would be at least as great as the benefit they each would have received had the Plan or the other plan been terminated immediately before any such transaction.

     13.3 The Corporation may require any other participating Employer to pay its proportionate share of all expenses incurred in the administration of the Plan and Trust.

                                 SECTION 14

                    Trustee Actions During Tender Offer
                    -----------------------------------

     14.1 In the event of any transaction involving one or more offers to purchase Stock which is evidenced by the filing of a Statement on Schedule

14D-1 with the Securities and Exchange Commission ("SEC") or any other similar transaction (such transaction referred to herein as a "Tender

Offer" and the date of filing with the SEC referred to herein as the

"Filing Date"), paragraphs (a) through (j) shall apply.

     (a)  Notwithstanding anything in the Plan to the contrary, after the

          Filing Date,

          (i)  no option to receive cash instead of Stock under any of the

               Plan's distribution provisions shall be honored unless the

               Trustees otherwise direct, and the Stock portion of any

               distribution shall be limited to amounts of Stock credited,

               on or before the Filing Date, to the Accounts of the

               Participant in question; and

          (ii) no Participant election to invest additional amounts in

               Investment Fund III shall be honored after the Filing Date.

               The
               portion of any Account which otherwise would have been

               invested in Investment Fund III shall instead be invested in

               Investment Fund I.

     (b)  The Corporation shall promptly, and at its own expense, engage the services of an Outside Independent Plan Administrator

          ("OIPA") experienced in administration of like plans.  The OIPA shall, on a standby basis, perform those functions (and only those functions) which are set forth in paragraphs (c) and (g)

          and which are necessary to preserve the strict confidentiality of

          (i) the identity of Participants delivering instructions to the

          Trustees and (ii) any other information which would reveal to the

          Corporation or, if the Trustees are Employees of the Corporation,

          the Trustees, whether or not (A) Stock representing the

          proportionate share of Investment Fund III of a Participant's

          Accounts (excluding Account 10) and (B) Stock allocated to a

          Participant's Account 10 (collectively referred to as his

          "Company Shares") has or has not ben tendered.

     (c)  (i)  The Trustees shall seek by mail confidential written instructions from each Participant, as to whether his

               Company shares should be tendered pursuant to the Tender

               Offer.

          (ii) The Trustees shall distribute to each such Participant,

               copies of all relevant material filed with the SEC with

               respect to the Tender Offer.  The Trustees shall have the

               power to require that
               payment for such distributions of materials be made in

               advance and in any event, the Trustees shall be entitled to reimbursement out of the Trust Fund for its reasonable out-

               of-pocket expenses for services rendered in the performance of its responsibilities and duties described in this Section

               14.1 (including any expenses not reimbursed by the filing

               party).

          (iii)     The identify of each Participant and the number of his

                    Shares shall be determined from the list of

                    Participants delivered to the Trustees or, if an OIPA

                    has previously been appointed under this Section and if

                    the Trustees do not have such information because of

                    the confidentiality rules contained herein, by that

                    OIPA.

          (iv) Any Stock in the Exempt Loan Suspense Account or any Stock

               which is forfeited and unreallocated shall be tendered or

               not tendered in the same proportions as Stock is tendered or not tendered pursuant to Subsection (c)(i).

     (d)  Each Participant, shall be entitled to instruct the Trustee, with respect to his Company Shares, either

          (i)  to tender all (but not less than all) such Company Shares,

               or

          (ii) not to tender any such Company Shares, and the Trustee shall follow such instructions.

     (e)  The Trustee shall make such follow-up efforts, through additional mailings, bulletins to be posted in areas where notices to

          Participants are normally posted and otherwise, as it finds to be reasonable under the time constraints and other circumstances at hand, to assure that materials referred to in Paragraph (c) have been received by Participants, and obtain instructions from

          Participants who have not otherwise responded to the Trustees request for instructions.  The Company shall provide full

          cooperation to the Trustees in this regard.

     (f)  If, after the Trustee has made the follow-up effort set out in

          Paragraph (e), a Participant does not respond to the Trustees request for instructions, the nonresponding Participant shall be deemed to have made the election set out in Paragraph (d)(ii).

     (g)  If some but less than all of the Participants' Company Shares are tendered and sold or exchanged by the Trustees, the OIPA shall thereafter perform all functions with respect to all Accounts as constituted on or after the Filing Date.  Records and

          administration for all contributions after the Filing Date shall be maintained by the Trustees unless that duty has also been delegated to the OIPA.

     (h)  At such time as events (e.g., termination of the Plan or
                                  ----

          placement of all Plan assets in investments other than Stock)

          occur which obviate
          the need for the OIPA in order to preserve confidentiality, the services of the OIPA shall be terminated and, to the extent necessary to preserve confidentiality, its records relating to the Plan destroyed.

     (i)  The proceeds of the sale of any Stock from Investment Fund III sold by the Trustees pursuant to an instruction from a

          Participant in accordance with Paragraph (d)(i) herein, shall be invested in the other investment funds (other than the ESOP fund)

          in the same proportions as such Participant's Accounts are invested in such funds as of the Filing Date; provided, however,

          that if such Participant's Accounts are not invested in any of such funds as of the Filing Date, the sale proceeds shall be invested in Investment Fund VI.  The proceeds of the sale of any

          Stock from Investment Fund V including unallocated Stock held in the Exempt Loan Suspense Account shall be reinvested as the Plan

          Administrator directs.

     14.2 Except as provided in Section 14.1(g), the Trustees functions under Section 14.1 are and shall be solely custodial and ministerial.  The

Trustee shall have no powers or duties with respect to a Tender Offer except as expressly set forth in Section 14.1 and specifically shall have no power or duty

     (a)  to manage or to control the assets of the Plan in connection with any Tender Offer,

     (b)  to evaluate any Tender Offer,

     (c)  to advise any Participant, as to the fairness or other features of a Tender Offer,

     (d)  to tender or vote any Stock held under the Plan, except as instructed by Participants, or

     (e)  to monitor or police the activities of the tendering entity or the Corporation in promoting or resisting any Tender Offer;

          provided, however, that if the Trustees become aware of any such activity which reasonably appears to the Trustees to be coercive or misleading in any material way to Participants, the Trustees shall promptly demand that the offending party take appropriate corrective action.  The Trustees shall, in the event of refusal or failure of such party to take such corrective action as the

          Trustees reasonably find appropriate, communicate with

          Participants as to the matter.

                                 SECTION 15

                               Miscellaneous
                               -------------

     15.1 No person dealing with the Trustees in the administration of the

Plan and Trust shall be required or entitled to see to the application of any money paid or property delivered to the Trustees, or to determine whether or not the Trustees are acting pursuant to authority granted to them hereunder or to authorizations or directions herein required.  The certificate of the Trustees that they are acting in accordance with this

Trust Agreement shall protect any person relying thereon.

The Trustees shall have full authority to delegate to one or more persons the duties and responsibilities of the Trustees hereunder to the extent not prohibited by applicable law.

     15.2 The Trust is hereby designated as constituting a part of the Plan intended to continue to qualify and to be tax exempt under applicable sections of the Internal Revenue Code of 1986, as amended from time to time, and to comply with ERISA.  The Trustees may conclusively assume that this Trust is so qualified, is exempt from federal income taxes and is in compliance with ERISA.

     15.3 Neither the creation of this Trust nor anything contained in this

Trust Agreement shall be construed as giving any person entitled to benefits hereunder or any Employee of an Employer any equity or other interest in the assets, business, or affairs of the Employer.

     15.4 It shall be impossible by operation of this Trust, by natural termination thereof, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement, or by any other means, prior to the satisfaction of any and all liability under the Plan with respect to the Participants and Beneficiaries, for any part of the Fund and the income therefrom to be used for or inverted to purposes other than for the exclusive benefit of the Participants and Beneficiaries.  The term

"liability" as used in this Section includes both fixed and contingent obligations to the Participants and Beneficiaries.

     15.5 The Trustees shall be under no obligation to see to the separation of the Fund between the individual Employers other than to record separately the contributions from the respective Employers made with respect to the Plan and the benefits paid under the Plan to the

Participants and Beneficiaries attributable to the respective Employers.

     15.6 All provisions of this Agreement shall apply separately to each of the Employers, provided however, that an individual Employer may, by resolution of its Board of Directors, or other governing body, appoint another Employer as its agent for all dealings with the Trustees and the

Trustees are hereby authorized to recognize such appointment.

     15.7 In the event of an Employer's liquidation, bankruptcy, insolvency or sale, or of its consolidation or merger to or with another organization,

the assets of the Fund attributable to such employer shall be treated as follows:

     (a)  if the Plan is terminated insofar as such Employer is concerned,

          the assets of the Fund attributable to such Employer and its

          Employees shall be held or distributed as provided in Section 10 of this Agreement; or

     (b)  if a successor or surviving organization assumes the duties and responsibilities of an Employer under the Plan and this Trust,

          the Trust with respect to the Employees of the Employer and their beneficiaries shall continue on behalf of the successor or surviving organization; or

     (c)  if a successor or surviving organization establishes a separate

          Plan and Trust for the continuation of the benefits of the

          Employees of an Employer and their beneficiaries, then with the consent of the Corporation the Trust assets held in behalf of such Employees and the beneficiaries may be transferred to the

          Trustees thereof.  If such assets are not so transferred, they shall be distributed to Participants and their beneficiaries according to the provisions of the Plan.

     15.8 No bond, surety or security shall be required of the Trustees except as may be required by law or by the Corporation, in which case the

Corporation shall pay the premium therefor.

                                 SECTION 16

                                 Execution
                                 ---------

     16.1 This Agreement may be executed in any number of counterparts,

each of which shall be considered an original, and no other counterpart need be produced.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument creating the Trust, Promus Hotel Corporation as the

Corporation, and Robert S. Davis, Donald H. Dempsey, Patricia R. Ferguson,

Jeffery M. Jarvis, Kelly R. Jenkins, Frederick G. Schultz and Mark C. Wells

as

Trustees, have executed or caused these presents to be duly executed by proper officer thereunto authorized on the date and year first written above.

                              PROMUS HOTEL CORPORATION


                              By:  _________________________________
                                        Vice President

                              THE TRUSTEES OF PROMUS HOTEL
                              CORPORATION SAVINGS AND
                              RETIREMENT PLAN


                              By:  _________________________________
                                        Robert S. Davis


                              By:  _________________________________
                                        Donald H. Dempsey


                              By:  _________________________________
                                        Patricia R. Ferguson


                              By:  _________________________________
                                        Jeffery M. Jarvis


                              By:  _________________________________
                                        Kelly R. Jenkins


                              By:  _________________________________
                                        Frederick G. Schultz


                              By:  _________________________________
                                        Mark C. Wells